Supplemental Information

MREIC

September 30, 2014

Milwaukee

SIEMENS

BUD LIGHT

MONMOUTH REAL ESTATE INVESTMENT CORPORATION
Juniper Business Plaza
3499 Route 9 North, Suite 3-C
Freehold, NJ 07728

1

2

Consolidated Balance Sheets
	September 30,	September 30,
ASSETS	2014	2013
Real Estate Investments:
Land	$ 109,858,989	$ 97,400,859
Buildings and Improvements	634,068,423	530,493,968
Total Real Estate Investments	743,927,412	627,894,827
Accumulated Depreciation	(107,004,184)	(91,095,415)
Net Real Estate Investments	636,923,228	536,799,412

Cash and Cash Equivalents	20,474,661	12,404,512
Securities Available for Sale at Fair Value	59,311,403	45,451,740
Tenant and Other Receivables	1,312,975	889,645
Deferred Rent Receivable	3,759,031	3,158,286
Prepaid Expenses	2,764,795	2,201,270
Financing Costs, net of Accumulated Amortization of
$3,710,149 and $3,061,640, respectively	4,356,264	3,823,919
Lease Costs, net of Accumulated Amortization of
$1,886,457 and $1,414,861, respectively	2,741,414	2,183,772
Intangible Assets, net of Accumulated Amortization of
$9,740,983 and $8,333,680, respectively	6,490,881	6,727,360
Other Assets	5,622,048	3,600,950
TOTAL ASSETS	$ 743,756,700	$ 617,240,866

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Mortgage Notes Payable	$ 287,796,006	$ 250,093,382
Loans Payable	25,200,000	22,200,000
Accounts Payable and Accrued Expenses	4,930,041	5,404,883
Other Liabilities	5,199,571	3,627,630
Total Liabilities	323,125,618	281,325,895

COMMITMENTS AND CONTINGENCIES

Shareholders' Equity:
Series A – 7.625% Cumulative Redeemable Preferred Stock,
$0.01 Par Value Per Share: 2,139,750 Shares
Authorized, Issued and Outstanding as of September 30,	53,493,750	53,493,750
2014 and 2013
Series B – 7.875% Cumulative Redeemable Preferred Stock,
$0.01 Par Value Per Share: 2,300,000 Shares Authorized,
Issued and Outstanding as of September 30, 2014 and	57,500,000	57,500,000
2013
Common Stock – $0.01 Par Value Per Share: 200,000,000
and 67,700,000 Shares Authorized; 57,008,754 and
44,488,509 Shares Issued and Outstanding as of
September 30, 2014 and 2013, respectively	570,088	444,885
Excess Stock – $0.01 Par Value Per Share: 200,000,000 and
5,000,000 Shares Authorized as of September 30, 2014
and 2013, respectively; No Shares Issued or Outstanding
as of September 30, 2014 and 2013	-0-	-0-
Additional Paid-In Capital	308,945,888	222,487,068
Accumulated Other Comprehensive Income	121,356	1,989,268
Undistributed Income	-0-	-0-
Total Shareholders' Equity	420,631,082	335,914,971
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$ 743,756,700	$ 617,240,866

Fourth Quarter FY 2014 & FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 3 of 21

3

Consolidated Statements of Income

	Three Months Ended		Twelve Months Ended
	9/30/2014	9/30/2013	9/30/2014	9/30/2013
INCOME:
Rental Revenue	$14,472,676	$12,120,514	$55,512,165	$46,880,309
Reimbursement Revenue	2,453,335	2,298,609	9,160,176	7,726,777
Lease Termination Income	-0-	-0-	1,182,890	690,730
TOTAL INCOME	16,926,011	14,419,123	65,855,231	55,297,816

EXPENSES:
Real Estate Taxes	1,979,430	1,851,705	7,605,611	5,864,834
Operating Expenses	997,369	910,333	3,711,868	3,363,776
General & Administrative Expense	1,755,926	1,337,704	5,709,937	4,982,945
Acquisition Costs	19,016	54,700	481,880	514,699
Depreciation	4,129,298	3,281,162	15,908,769	12,864,542
Amortization of Lease Costs and Intangible Assets	464,789	566,917	1,810,812	2,018,440
TOTAL EXPENSES	9,345,828	8,002,521	35,228,877	29,609,236

OTHER INCOME (EXPENSE):
Interest and Dividend Income	1,005,111	913,894	3,882,597	3,885,920
Gain on Sale of Securities Transactions, net	683,521	157,166	2,166,766	7,133,252
Interest Expense	(3,874,061)	(3,473,699)	(16,104,678)	(14,956,954)
Amortization of Financing Costs	(190,448)	(149,751)	(725,745)	(647,112)
TOTAL OTHER INCOME (EXPENSE)	(2,375,877)	(2,552,390)	(10,781,060)	(4,584,894)

INCOME FROM CONTINUING OPERATIONS	5,204,306	3,864,212	19,845,294	21,103,686

INCOME FROM DISCONTINUED OPERATIONS	-0-	-0-	-0-	291,560

NET INCOME	5,204,306	3,864,212	19,845,294	21,395,246

Less: Preferred Dividend	2,151,758	2,151,758	8,607,032	8,607,032

NET INCOME ATTRIBUTABLE TO
COMMON SHAREHOLDERS	$3,052,548	$1,712,454	$11,238,262	$12,788,214

Fourth Quarter FY 2014 & FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 4 of 21

4

NOI, EBITDA, FFO, Core FFO and AFFO Reconciliations
(unaudited)
	Three Months Ended		Twelve Months Ended
	9/30/2014	9/30/2013	9/30/2014	9/30/2013
Revenues
Rental Revenue	$14,472,676	$12,120,514	$55,512,165	$46,880,309
Reimbursement Revenue	2,453,335	2,298,609	9,160,176	7,726,777
Total Rental and Reimbursement Revenue	16,926,011	14,419,123	64,672,341	54,607,086

Expenses
Real Estate Taxes	1,979,430	1,851,705	7,605,611	5,864,834
Operating Expenses	997,369	910,333	3,711,868	3,363,776
Total Expenses	2,976,799	2,762,038	11,317,479	9,228,610

Net Operating Income - NOI	13,949,212	11,657,085	53,354,862	45,378,476

Lease Termination Income	-0-	-0-	1,182,890	690,730
Interest and Dividend Income	1,005,111	913,894	3,882,597	3,885,920
Net Operating Loss from Discontinued Operations (1)	-0-	-0-	-0-	(41,391)
General & Administrative Expense	(1,755,926)	(1,337,704)	(5,709,937)	(4,982,945)

EBITDA	13,198,397	11,233,275	52,710,412	44,930,790

Interest Expense	(3,874,061)	(3,473,699)	(16,104,678)	(14,956,954)
Gain on Sale of Securities Transactions, net	683,521	157,166	2,166,766	7,133,252
Acquisition Costs	(19,016)	(54,700)	(481,880)	(514,699)
Preferred Dividend	(2,151,758)	(2,151,758)	(8,607,032)	(8,607,032)
Amortization of Financing and Lease Costs	(316,841)	(356,063)	(1,188,621)	(1,122,254)

Funds From Operations - FFO	7,520,242	5,354,221	28,494,967	26,863,103

Depreciation Expense (including Discontinued Operations)	(4,129,298)	(3,281,162)	(15,908,769)	(12,877,385)
Gain on Sale of Investment Property	-0-	-0-	-0-	345,794
Amortization of Intangible Assets	(338,396)	(360,605)	(1,347,936)	(1,543,298)

Net Income Attributable to Common Shareholders	3,052,548	1,712,454	11,238,262	12,788,214

Funds From Operations - FFO	7,520,242	5,354,221	28,494,967	26,863,103

Acquisition Costs	19,016	54,700	481,880	514,699

Core Funds From Operations - Core FFO	7,539,258	5,408,921	28,976,847	27,377,802

Lease Termination Income	-0-	-0-	(1,182,890)	(690,730)
Gain on Sale of Securities Transactions, net	(683,521)	(157,166)	(2,166,766)	(7,133,252)
Stock Compensation Expense	90,232	86,497	347,002	329,148
Amortization of Financing and Lease Costs	316,841	356,063	1,188,621	1,122,254
Straight-lined Rents	(291,413)	(52,119)	(600,745)	(943,785)
Recurring Capital Expenditures	(249,993)	(295,025)	(760,959)	(539,465)

Adjusted Funds From Operations - AFFO	6,721,404	5,347,171	25,801,110	19,521,972

EBITDA	13,198,397	11,233,275	52,710,412	44,930,790

Lease Termination Income	-0-	-0-	(1,182,890)	(690,730)
Interest Expense	(3,874,061)	(3,473,699)	(16,104,678)	(14,956,954)
Preferred Dividend	(2,151,758)	(2,151,758)	(8,607,032)	(8,607,032)
Stock Compensation Expense	90,232	86,497	347,002	329,148
Straight-lined Rents	(291,413)	(52,119)	(600,745)	(943,785)
Recurring Capital Expenditures	(249,993)	(295,025)	(760,959)	(539,465)

Adjusted Funds From Operations - AFFO	$6,721,404	$5,347,171	$25,801,110	$19,521,972

(1) Excludes Gain on Sale of Investment Property and Depreciation Expense from Discontinued Operations

Fourth Quarter FY 2014 & FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 5 of 21

5

Financial Highlights
(unaudited)
	Three Months Ended		Twelve Months Ended
	9/30/2014	9/30/2013	9/30/2014	9/30/2013

Weighted Average Common Shares Outstanding
Basic	56,619,694	43,783,922	49,829,924	42,275,555
Diluted	56,754,281	43,892,770	49,925,036	42,432,354

Net Operating Income - NOI	$13,949,212	$11,657,085	$53,354,862	$45,378,476

Basic	$0.24	$0.27	$1.07	$1.07
Diluted	0.25	0.27	1.07	1.07
Net Income Attributable to Common Shareholders	$3,052,548	$1,712,454	$11,238,262	$12,788,214

Basic	$0.06	$0.03	$0.23	$0.30
Diluted	0.06	0.03	0.23	0.30

Funds From Operations - FFO	$7,520,242	$5,354,221	$28,494,967	$26,863,103

Basic	$0.13	$0.12	$0.57	$0.64
Diluted	0.13	0.12	0.57	0.63

Core Funds From Operations - Core FFO	$7,539,258	$5,408,921	$28,976,847	$27,377,802

Basic	$0.13	$0.12	$0.58	$0.65
Diluted	0.13	0.12	0.58	0.65

Core FFO Excluding Gains on Securities Transactions, net	$6,855,737	$5,251,755	$26,810,081	$20,244,550

Basic	$0.12	$0.12	$0.54	$0.48
Diluted	0.12	0.12	0.54	0.48

Core FFO Excluding Lease Termination Income, net	$7,539,258	$5,408,921	$27,793,957	$26,687,072

Basic	$0.13	$0.12	$0.56	$0.63
Diluted	0.13	0.12	0.56	0.63

Adjusted Funds From Operations - AFFO	$6,721,404	$5,347,171	$25,801,110	$19,521,972

Basic	$0.12	$0.12	$0.52	$0.46
Diluted	0.12	0.12	0.52	0.46

Dividends Declared per Common Share	$0.15	$0.15	$0.60	$0.60

Fourth Quarter FY 2014 & FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 6 of 21

6

Net Operating Income (NOI), Same Store NOI and Same Store Cash NOI Reconciliations
(unaudited)
	Three Months Ended		Twelve Months Ended
	9/30/2014	9/30/2013	9/30/2014	9/30/2013
Revenues
Rental Revenue	$14,472,676	$12,120,514	$55,512,165	$46,880,309
Reimbursement Revenue	2,453,335	2,298,609	9,160,176	7,726,777
Total Rental and Reimbursement Revenue	16,926,011	14,419,123	64,672,341	54,607,086

Expenses
Real Estate Taxes	1,979,430	1,851,705	7,605,611	5,864,834
Operating Expenses	997,369	910,333	3,711,868	3,363,776
Total Expenses	2,976,799	2,762,038	11,317,479	9,228,610

Net Operating Income - NOI	13,949,212	11,657,085	53,354,862	45,378,476

Occupancy percentage as of September 30th	95.9%	96.0%	95.9%	96.0%

Net Operating Income - NOI	13,949,212	11,657,085	53,354,862	45,378,476
Less: NOI of properties acquired during the periods presented	2,079,419	61,418	9,979,365	2,661,412
NOI, excluding properties acquired during the periods presented	11,869,793	11,595,667	43,375,497	42,717,064

Occupancy percentage as of September 30th of properties included in calculating NOI, excluding properties acquired during the periods presented	95.2%	95.9%	94.7%	95.5%

NOI, excluding properties acquired during the periods presented	11,869,793	11,595,667	43,375,497	42,717,064
Less: NOI of properties expanded during the periods presented (1)	2,065,031	1,590,397	7,653,581	5,877,117
NOI, excluding properties acquired and/or expanded during the periods presented	9,804,762	10,005,270	35,721,916	36,839,947

Occupancy percentage as of September 30th of properties included in calculating NOI, excluding properties acquired and/or expanded during the periods presented	94.6%	95.5%	94.0%	95.0%

NOI, excluding properties acquired and/or expanded during the periods presented	9,804,762	10,005,270	35,721,916	36,839,947
Less: NOI of properties that experienced any vacancy during the periods presented	58,242	71,174	754,123	1,312,799
Same Store NOI	9,746,520	9,934,096	34,967,793	35,527,148
Reversal of same store straight line rent U.S. GAAP adjustment	(13,117)	(179,254)	(161,353)	(416,842)
Same Store Cash NOI	$9,733,403	$9,754,842	$34,806,440	$35,110,306

(1) NOI from expanded properties includes the full NOI generated from those expanded properties prior to and subsequent to the expansion.

Fourth Quarter FY 2014 & FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 7 of 21

7

Consolidated Statements of Cash Flows

	Twelve Months Ended
	9/30/2014	9/30/2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$19,845,294	$21,395,246
Noncash Items Included in Net Income:
Depreciation & Amortization	18,445,326	15,542,937
Stock Based Compensation Expense	347,002	329,148
Gain on Sale of Securities Transactions, net	(2,166,766)	(7,133,252)
Gain on Sale of Real Estate Investments	-0-	(345,794)
Changes In:
Tenant, Deferred Rent & Other Receivables	(922,107)	(614,639)
Prepaid Expenses	(563,525)	(772,816)
Other Assets and Lease Costs	(1,086,846)	(886,724)
Accounts Payable, Accrued Expenses & Other Liabilities	876,619	1,204
NET CASH PROVIDED BY OPERATING ACTIVITIES	34,774,997	27,515,310

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Real Estate & Intangible Assets	(97,374,760)	(66,397,561)
Capital Improvements	(19,674,128)	(14,031,430)
Proceeds on Sale of Real Estate	-0-	1,413,891
Return of Deposits on Real Estate	2,050,000	720,000
Deposits on Acquisitions of Real Estate	(3,250,000)	(2,050,000)
Purchase of Securities Available for Sale	(27,840,200)	(13,504,751)
Proceeds from Sale of Securities Available for Sale	14,279,391	33,476,767
Collections on Loans Receivable	15,329	22,041
NET CASH USED BY INVESTING ACTIVITIES	(131,794,368)	(60,351,043)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Mortgages	62,905,000	49,000,000
Principal Payments on Mortgages	(25,202,376)	(36,850,529)
Net Proceeds from Loans	3,000,000	17,000,000
Repurchase of Subordinated Convertible Debentures	-0-	(5,115,000)
Financing Costs on Debt	(2,070,790)	(1,769,369)
Net (Distributions) Contributions to Noncontrolling Interests	65,959	(73,822)
Proceeds from Underwritten Public Offering of Common Stock,
net of offering costs	65,112,686	-0-
Proceeds from Issuance of Common Stock in the DRIP,
net of reinvestments	30,465,806	24,338,006
Proceeds from Exercise of Options	1,327,169	1,301,663
Preferred Dividends Paid	(8,607,032)	(8,607,032)
Dividends Paid, net of reinvestments	(21,906,902)	(18,634,530)
NET CASH PROVIDED BY FINANCING ACTIVITIES	105,089,520	20,589,387

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	8,070,149	(12,246,346)
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	12,404,512	24,650,858
CASH AND CASH EQUIVALENTS AT END OF YEAR	$20,474,661	$12,404,512

Fourth Quarter FY 2014 & FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 8 of 21

8

Capital Structure and Leverage Ratios	As of	As of
(unaudited)	9/30/2014	9/30/2013

Mortgage Notes Payable	$287,796,006	$250,093,382
Loans Payable	25,200,000	22,200,000
Total Debt	312,996,006	272,293,382

Series A - 7.625% Cumul. Redeemable Preferred	53,493,750	53,493,750
Series B - 7.875% Cumul. Redeemable Preferred	57,500,000	57,500,000
Total Preferred Stock	110,993,750	110,993,750

Common Stock, Paid-in-Capital & Other	309,637,332	224,921,221
Total Shareholders' Equity	420,631,082	335,914,971

Total Book Capitalization	733,627,088	608,208,353

Accumulated Depreciation	107,004,184	91,095,415
Total Undepreciated Book Capitalization	$840,631,272	$699,303,768

Shares Outstanding	57,008,754	44,488,509
Market Price Per Share	$10.12	$9.07

Equity Market Capitalization	$576,928,590	$403,510,777
Total Debt	312,996,006	272,293,382
Preferred	110,993,750	110,993,750
Total Market Capitalization	$1,000,918,346	$786,797,909

Total Debt	$312,996,006	$272,293,382
less: Cash and Cash Equivalents	20,474,661	12,404,512
Net Debt	$292,521,345	$259,888,870

Net Debt / Undepreciated Book Capitalization	34.8%	37.2%
Net Debt / Total Market Capitalization	29.2%	33.0%
Net Debt + Preferred / Total Market Capitalization	40.3%	47.1%

Fourth Quarter FY 2014 & FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 9 of 21

9

Capital Structure and Leverage Ratios (continued)
(unaudited)

	Three Months Ended		Twelve Months Ended
	9/30/2014	9/30/2013	9/30/2014	9/30/2013
Net Income	$5,204,306	$3,864,212	$19,845,294	$21,395,246
plus: Depreciation & Amortization (includes Discontinued Operations)	4,784,535	3,997,830	18,445,326	15,542,937
plus: Interest Expense	3,874,061	3,473,699	16,104,678	14,956,954
plus: Acquisition Costs	19,016	54,700	481,880	514,699
less: Gain on Sale of Securities Transactions, net	(683,521)	(157,166)	(2,166,766)	(7,133,252)
less: Gain on Sale of Investment Property	-0-	-0-	-0-	(345,794)
EBITDA	$13,198,397	$11,233,275	$52,710,412	$44,930,790

Interest Expense	$3,874,061	$3,473,699	$16,104,678	$14,956,954
Preferred Dividends Paid	2,151,758	2,151,758	8,607,032	8,607,032
Total Fixed Charges	$6,025,819	$5,625,457	$24,711,710	$23,563,986

Interest Coverage	3.4 x	3.2 x	3.3 x	3.0 x
Fixed Charge Coverage	2.2 x	2.0 x	2.1 x	1.9 x

Net Debt	$292,521,345	$259,888,870	$292,521,345	$259,888,870
Annualized EBITDA	52,793,588	44,933,100	52,710,412	44,930,790

Net Debt / EBITDA	5.5 x	5.8 x	5.5 x	5.8 x
Net Debt + Preferred / EBITDA	7.6 x	8.3 x	7.7 x	8.3 x

Fourth Quarter FY 2014 & FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 10 of 21

10

Debt Maturity

(unaudited)

Total Debt ($000's)
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
-
8.2%
18.6%
15.4%
11.3%
9.6%
36.9%
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019
Thereafter
Mortgages
Loans Payable

		Loans			% of
Fiscal Year Ended	Mortgages	Payable (1)		Total (1)	Total

2015	24,701,813	1,012,039		25,713,852	8.2%
2016	36,863,827	21,270,163	(1)	58,133,990	18.6%
2017	45,125,585	2,917,798		48,043,383	15.4%
2018	35,316,086	-0-		35,316,086	11.3%
2019	30,159,385	-0-		30,159,385	9.6%
Thereafter	115,629,310	-0-		115,629,310	36.9%

Total as of 9/30/2014	$287,796,006	$25,200,000		$312,996,006	100.0%

Notes:

(1) Includes a $20 million Line of Credit due June 2016, which has a one year extension option

Fourth Quarter FY 2014 & FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 11 of 21

11

Property Table by Tenant
(unaudited)
		Property	Square	Occupied Square	% of Total	Annual	% of Total	Rent Per	Undepreciated	Mortgage
Tenant		Count	Footage	Footage	Sq. Ft.	Rent	Ann. Rent	Sq. Ft. Occup.	Cost	Balance

FedEx Ground Package System, Inc.		27	3,199,673	3,199,673	28.6%	$24,207,000	40.6%	$7.57	$288,274,044	$108,629,327
FedEx Corporation		14	973,413	973,413	8.7%	5,408,000	9.1%	5.56	71,452,170	20,839,497
FedEx Supply Chain Services, Inc.		1	449,900	449,900	4.0%	1,317,000	2.2%	2.93	14,620,887	8,136,372
FedEx SmartPost, Inc.		1	327,822	327,822	2.9%	1,520,000	2.5%	4.64	23,744,000	14,000,000
Total FedEx		43	4,950,808	4,950,808	44.2%	32,452,000	54.4%	6.55	398,091,101	151,605,196

Milwaukee Electric Tool Corporation		1	615,305	615,305	5.5%	1,978,000	3.3%	$3.21	27,368,816	15,425,608
Ralcorp Holdings, Inc.		1	558,600	558,600	5.0%	2,135,000	3.6%	3.82	26,633,125	17,973,039
Woodstream Corporation		1	388,671	256,000	2.3%	896,000	1.5%	3.50	13,128,850	1,363,680
CBOCS Distribution, Inc. (A subsidiary of Cracker Barrel Old Country Store, Inc.)		1	381,240	381,240	3.4%	1,393,000	2.3%	3.65	14,215,126	8,038,668
Best Buy Warehousing Logistics, Inc.		1	368,060	368,060	3.3%	1,611,000	2.7%	4.38	19,600,000	11,470,944
Cocal-Cola Enterprises, Inc./Western Container Corp. (A subsidiary of Coca-Cola Enterprises, Inc.)		2	323,358	323,358	2.9%	1,584,000	2.7%	4.90	18,852,354	8,563,815
Norton McNaughton of Squire, Inc.		1	302,400	302,400	2.7%	1,389,000	2.3%	4.59	12,972,474	6,249,976
International Paper Company		1	280,000	280,000	2.5%	1,304,000	2.2%	4.66	18,085,492	12,009,761
United Technologies Corporation		2	244,317	244,317	2.2%	1,878,000	3.1%	7.69	22,481,005	9,276,421
Anda Pharmaceuticals, Inc. (A subsidiary of Actavis, Inc.)		1	234,660	234,660	2.1%	1,186,000	2.0%	5.05	14,550,000	9,828,177
Caterpillar Logistics Services, Inc.		1	218,120	218,120	1.9%	1,169,000	2.0%	5.36	14,868,857	7,449,942
Anheuser-Busch, Inc.		1	184,800	184,800	1.6%	785,000	1.3%	4.25	12,386,675	2,066,003
Carlisle Tire & Wheel Company		1	179,280	179,280	1.6%	761,000	1.3%	4.24	7,225,401	1,356,358
Home Depot USA, Inc.		1	171,200	171,200	1.5%	955,000	1.6%	5.58	11,298,367	-0-
Kellogg Sales Company		3	170,279	170,279	1.5%	1,018,000	1.7%	5.98	12,011,073	2,513,863
Charlotte Pipe and Foundry Company		1	160,000	160,000	1.4%	571,000	1.0%	3.57	5,500,697	912,017
NF&M International Inc.	(B)	1	112,542	112,542	1.0%	342,000	0.6%	3.04	3,672,740	-0-
Pittsburgh Glass Works LLC		1	102,135	102,135	0.9%	427,000	0.7%	4.18	3,928,456	-0-
Holland 1916 Inc.		1	95,898	95,898	0.9%	333,000	0.6%	3.47	7,371,118	-0-
National Oilwell Varco, Inc.		1	91,295	91,295	0.8%	737,000	1.2%	8.07	8,080,828	3,911,783
Joseph T. Ryerson and Son, Inc.		1	89,052	89,052	0.8%	506,000	0.8%	5.68	6,896,644	1,306,487
CHEP USA, Inc.		1	83,000	83,000	0.7%	472,000	0.8%	5.69	7,464,795	3,101,629
Datatel Resources Corporation	(B)	1	80,856	80,856	0.7%	222,000	0.4%	2.75	2,188,936	-0-
Sherwin-Williams Company		2	78,887	78,887	0.7%	633,000	1.1%	8.02	7,224,201	-0-
RGH Enterprises, Inc.		1	75,000	75,000	0.7%	584,000	1.0%	7.79	5,525,600	3,981,931
Tampa Bay Grand Prix		1	68,385	68,385	0.6%	281,000	0.5%	4.11	5,651,066	2,250,952
Various Tenants at Retail Shopping Center		1	64,138	53,820	0.5%	202,000	0.3%	3.75	2,512,671	-0-
SOFIVE, Inc.		1	60,400	60,400	0.5%	504,000	0.8%	8.34	4,838,592	2,184,584
Siemens Real Estate (A division of Siemens Corporation)		1	51,130	51,130	0.5%	462,000	0.8%	9.04	4,416,000	2,793,854
The American Bottling Company (A subsidiary of Dr Pepper Snapple Group, Inc.)		1	46,240	46,240	0.4%	253,000	0.4%	5.47	3,700,000	2,161,318
Keystone Automotive Industries MN, Inc.		1	36,270	36,270	0.3%	137,000	0.2%	3.78	2,161,895	-0-
Graybar Electric Company		1	26,340	26,340	0.3%	109,000	0.1%	4.14	1,850,794	-0-
Tenant Total as of 9/30/2014	(B)	79	10,892,666	10,749,677	95.9%	$59,269,000	99.3%	$5.51	$726,753,749	$287,796,006

Vacant	(C)	3	313,932	-0-	4.1%	411,000	0.7%	-0-	16,949,961	-0-
Total as of 9/30/2014		82	11,206,598	10,749,677	100.0%	$59,680,000	100.0%	$5.51	(A) $743,703,710	$287,796,006

Acquisitions Subsequent to 9/30/2014

FedEx Ground Package System, Inc.		2	362,151	362,151	3.1%	1,761,000	2.8%	4.86	25,130,000	17,660,000
BE Aerospace, Inc.		1	38,833	38,833	0.3%	359,000	0.6%	9.24	5,100,000	-0-
Bunzl Distribution Midcentral, Inc.		1	158,417	158,417	1.3%	736,000	1.2%	4.65	9,600,000	7,226,828
Pro Forma Total		86	11,765,999	11,309,078	100.0%	$62,536,000	100.0%	$5.49	$783,533,710	$312,682,834

(A) Does not include $223,702 of vacant land and corporate office leasehold improvements not associated with a specific tenant.

(B) NF&M International and Datatel Resources are located at one property and therefore are counted as one property in the Property Count total.

(C) Includes rental revenue from properties during Fiscal 2014 prior to becoming vacant.

Fourth Quarter FY 2014 & FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 12 of 21

12

Property Table by State
(unaudited)
	Property	Square	Occupied Square	% of Total	Annual	% of Total	Rent Per	Undepreciated	Mortgage
State	Count	Footage	Footage	Sq. Ft.	Rent	Ann. Rent	Sq. Ft. Occup.	Cost	Balance
Texas	7	862,836	862,836	7.7%	$6,608,000	11.1%	$7.66	$77,215,565	$39,355,535
Illinois	7	720,439	720,439	6.4%	4,780,000	8.0%	6.63	61,311,180	7,300,316
Mississippi	4	912,305	912,305	8.1%	3,394,000	5.7%	3.72	45,670,302	25,253,785
Tennessee	3	891,777	891,777	8.0%	3,021,000	5.1%	3.39	33,807,174	18,160,195
Florida	9	839,714	839,714	7.5%	5,528,000	9.3%	6.58	71,534,710	29,219,986
Ohio	5	736,429	736,429	6.6%	4,460,000	7.5%	6.06	53,047,018	23,551,427
Missouri	4	651,771	519,100	5.8%	2,006,000	3.4%	3.86	29,176,798	3,877,543
South Carolina	3	571,115	571,115	5.1%	3,478,000	5.8%	6.09	36,000,434	10,822,538
Kentucky	1	558,600	558,600	5.0%	2,135,000	3.6%	3.82	26,633,125	17,973,039
Kansas	3	499,280	499,280	4.5%	2,397,000	4.0%	4.80	28,990,736	15,170,679
Michigan	3	489,571	489,571	4.4%	3,472,000	5.8%	7.09	41,058,361	20,643,434
North Carolina	3	414,507	160,000	3.7%	982,000	1.6%	3.57	17,293,532	912,017
Virginia	5	407,265	407,265	3.6%	2,405,000	4.0%	5.91	34,482,152	9,280,802
Indiana	1	327,822	327,822	2.9%	1,520,000	2.5%	4.64	23,744,000	14,000,000
Pennsylvania	2	315,920	315,920	2.8%	1,215,000	2.0%	3.85	14,851,676	4,722,377
Georgia	3	307,662	307,662	2.7%	1,767,000	3.0%	5.74	22,137,911	8,613,782
Arizona	1	283,358	283,358	2.5%	1,252,000	2.1%	4.42	15,172,511	6,759,255
Wisconsin	2	238,666	238,666	2.1%	1,369,000	2.3%	5.74	15,943,672	3,832,781
New York	3	230,381	230,381	2.1%	1,886,000	3.2%	8.19	20,285,298	4,897,252
Oklahoma	2	166,152	166,152	1.5%	966,000	1.6%	5.81	13,304,165	7,466,893
Maryland	1	144,523	144,523	1.3%	1,426,000	2.4%	9.87	14,458,484	6,061,132
Colorado	2	138,235	138,235	1.2%	1,208,000	2.0%	8.74	13,549,167	3,489,036
New Jersey	2	124,538	114,220	1.1%	706,000	1.2%	6.18	7,351,263	2,184,584
Minnesota	2	119,823	60,398	1.1%	372,000	0.6%	6.16	10,377,126	3,071,475
Nebraska	1	89,115	89,115	0.8%	446,000	0.7%	5.00	5,929,890	-0-
Alabama	1	73,712	73,712	0.7%	412,000	0.7%	5.59	4,751,741	1,176,143
Connecticut	1	54,812	54,812	0.5%	332,000	0.6%	6.06	3,463,824	-0-
Iowa	1	36,270	36,270	0.3%	137,000	0.2%	3.78	2,161,895	-0-
Total as of 9/30/2014	82	11,206,598	10,749,677	100.0%	$59,680,000	100.0%	$5.51	(A) $743,703,710	$287,796,006

Acquisitions Subsequent to 9/30/2014
Texas	1	163,378	163,378	1.5%	$725,000	1.2%	4.44	$9,930,000	$7,000,000
Illinois	2	237,606	237,606	2.1%	1,395,000	2.3%	5.87	20,300,000	10,660,000
Missouri	1	158,417	158,417	1.4%	736,000	1.2%	4.65	9,600,000	7,226,828
Pro Forma Total	86	11,765,999	11,309,078	100.0%	$62,536,000	100.0%	$5.49	(A) $783,533,710	$312,682,834

(A)	Does not include $223,702 of vacant land and corporate office leasehold improvements not associated with a specific tenant.

Fourth Quarter FY 2014 & FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 13 of 21

13

Lease Expirations
(unaudited)
		Property	Square	% of Total	Annual	% of Total	Rent Per Sq.	Lease Exp.	Undepreciated	Mortgage
Fiscal Year		Count	Footage	Sq. Ft.	Rent	Ann. Rent	Ft. Occup.	Term in Years	Cost	Balance

2015		3	469,602	4.2%	$2,166,000	3.6%	$4.61	0.7	$21,649,304	$8,763,838
2016	(B)	3	325,656	2.9%	1,315,000	2.2%	4.04	1.5	19,316,616	2,066,003
2017		14	1,832,197	16.3%	9,328,000	15.6%	5.49	2.7	115,104,358	28,295,582
2018	(B)	12	1,061,763	9.5%	6,765,000	11.3%	6.37	3.7	77,901,943	23,469,745
2019		7	1,008,449	9.0%	5,275,000	8.8%	5.23	4.6	63,189,043	23,129,841
2020		2	239,585	2.1%	1,236,000	2.1%	5.16	5.8	16,949,433	2,250,952
2021		4	271,768	2.4%	1,755,000	2.9%	6.46	6.9	20,366,438	10,933,881
2022		9	1,249,738	11.2%	7,256,000	12.2%	5.81	7.6	86,229,535	49,598,033
2023		11	1,916,782	17.1%	9,664,000	16.2%	5.04	8.7	125,942,891	61,286,479
2024		11	1,750,988	15.6%	11,196,000	18.8%	6.39	9.7	138,655,005	54,742,400
2025		2	143,400	1.3%	976,000	1.6%	6.81	10.3	12,303,387	5,286,213
2034		1	558,600	5.0%	2,135,000	3.6%	3.82	19.1	26,633,125	17,973,039
Various tenants at retail shopping center		1	64,138	0.6%	202,000	0.4%	3.75	-0-	2,512,671	-0-
Vacant	(C)	3	313,932	2.8%	411,000	0.7%	-0-	-0-	16,949,961	-0-
Total as of 9/30/2014		82	11,206,598	100.0%	$59,680,000	100.0%	$5.51	6.7	(A) $743,703,710	$287,796,006

Acquisitions Subsequent to 9/30/2014
2021		1	158,417	1.3%	736,000	1.2%	4.65	7.0	9,600,000	7,226,828
2024		1	163,378	1.4%	725,000	1.2%	4.44	9.8	9,930,000	7,000,000
2027		1	38,833	0.3%	359,000	0.6%	9.24	12.7	5,100,000	-0-
2029		1	198,773	1.7%	1,036,000	1.6%	5.21	14.7	15,200,000	10,660,000
Pro Forma Total		86	11,765,999	100.0%	$62,536,000	100.0%	$5.49	6.9	(A) $783,533,710	$312,682,834

(A) Does not include $223,702 of vacant land and corporate office leasehold improvements not associated with a specific tenant.

(B) Included in 2016 is Datatel Resources and included in 2018 is NF&M International which both occupy one property and therefore are counted as one property in the property count total.

(C) Includes rental revenue from properties during Fiscal 2014 prior to becoming vacant.

Fourth Quarter FY 2014 & FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 14 of 21

14

Recent Acquisitions During Fiscal 2014
(unaudited)
				Fiscal Year	Square	Annual	Rent Per	Lease	Purchase	Initial Mortgage
No	Tenant	City (MSA)	State	Acquisition	Footage	Rent	Sq. Ft. Occup.	Expiration	Price	Balance
1	The American Bottling Company (A subsidiary of Dr Pepper Snapple Group, Inc.)	Tulsa	OK	2014	46,240	$253,000	$5.47	2/28/2024	$3,700,000	$2,250,000
2	Ralcorp Holdings, Inc.	Buckner (Louisville)	KY	2014	558,600	2,135,000	3.82	10/31/2033	27,070,616	18,475,000
3	International Paper Company	Edwardsville (Kansas City)	KS	2014	280,000	1,304,000	4.66	8/31/2023	18,818,825	12,550,000
4	FedEx Ground Package System, Inc.	Altoona	PA	2014	122,522	651,000	5.31	8/31/2023	8,990,000	5,000,000
5	FedEx Ground Package System, Inc. (1)	Spring (Houston)	TX	2014	114,923	1,146,000	9.97	8/31/2023	15,281,318	10,630,000
6	FedEx SmartPost, Inc.	Indianapolis	IN	2014	327,822	1,520,000	4.64	4/30/2024	23,744,000	14,000,000
	As of 9/30/2014				1,450,107	$7,009,000	$4.83		$97,604,759	$62,905,000

Acquisitions Subsequent to 9/30/2014
7	FedEx Ground Package System, Inc.	Lindale (Tyler)	TX	2015	163,378	$725,000	$4.44	6/30/2024	10,271,355	7,000,000
8	FedEx Ground Package System, Inc.	Sauget (St. Louis, MO)	IL	2015	198,773	1,036,000	5.21	5/31/2029	15,231,000	10,660,000
9	BE Aerospace, Inc.	Rockford	IL	2015	38,833	359,000	9.24	6/1/2027	5,200,000	-0-
10	Bunzl Distribution Midcentral, Inc.	Kansas City	MO	2015	158,417	736,000	4.65	9/30/2021	9,635,770	7,226,828
	Acquisitions Subsequent to 9/30/2014				559,401	$2,856,000	$5.11		$40,338,125	$24,886,828

(1)	Property was subsequently expanded by 66,253 square feet, increasing annual rent to $1,581,000 and extending the lease expiration to September 30, 2024.

Fourth Quarter FY 2014 & FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 15 of 21

15

Property Table
(unaudited)									Rent Per
					Fiscal Year		Square	Annual	Sq. Ft.	Lease Exp.	Undepreciated	Mortgage
No	Tenant		City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Term in Years	Cost	Balance

1	Milwaukee Electric Tool Corporation		Olive Branch (Memphis, TN)	MS	2013	100.0%	615,305	$1,978,000	$3.21	8.6	$27,368,816	$15,425,608
2	Ralcorp Holdings, Inc.		Buckner (Louisville)	KY	2014	100.0%	558,600	2,135,000	3.82	19.1	26,633,125	17,973,038
3	FedEx Supply Chain Services, Inc.		Memphis	TN	2010	100.0%	449,900	1,317,000	2.93	4.7	14,620,887	8,136,372
4	Woodstream Corporation		St. Joseph	MO	2001	65.9%	388,671	896,000	3.50	3.0	13,128,850	1,363,680
5	CBOCS Distribution, Inc. (A subsidiary of Cracker Barrel Old Country Store, Inc.)		Lebanon (Nashville)	TN	2011	100.0%	381,240	1,393,000	3.65	9.8	14,215,126	8,038,667
6	Best Buy Warehousing Logistics, Inc.		Streetsboro (Cleveland)	OH	2012	100.0%	368,060	1,611,000	4.38	7.3	19,600,000	11,470,944
7	FedEx SmartPost, Inc.		Indianapolis	IN	2014	100.0%	327,822	1,520,000	4.64	9.6	23,744,000	14,000,000
8	Norton McNaughton of Squire, Inc.		Hanahan (Charleston)	SC	2005	100.0%	302,400	1,389,000	4.59	0.6	12,972,474	6,249,976
9	Western Container Corp. (A subsidiary of Coca-Cola Enterprises, Inc.)		Tolleson (Phoenix)	AZ	2003	100.0%	283,358	1,252,000	4.42	2.6	15,172,511	6,759,255
10	International Paper Company		Edwardsville (Kansas City)	KS	2014	100.0%	280,000	1,304,000	4.66	8.9	18,085,492	12,009,761
11	FedEx Ground Package System, Inc.		Orion	MI	2007	100.0%	245,633	1,908,000	7.77	8.8	22,874,748	9,578,032
12	Anda Pharmaceuticals, Inc. (A subsidiary of Actavis, Inc.)		Olive Branch (Memphis, TN)	MS	2012	100.0%	234,660	1,186,000	5.05	7.8	14,550,000	9,828,177
13	Caterpillar Logistics Services, Inc.		Griffin (Atlanta)	GA	2006	100.0%	218,120	1,169,000	5.36	2.2	14,868,857	7,449,942
14	NF&M International Inc.	(B)	Monaca (Pittsburgh)	PA	1988	100.0%	112,542	342,000	3.04	4.0	3,672,740	-0-
	Datatel Resources	(B)	Monaca (Pittsburgh)	PA	1988	100.0%	80,856	222,000	2.75	1.2	2,188,936	-0-
15	Anheuser-Busch, Inc.		Granite City (St. Louis)	IL	2001	100.0%	184,800	785,000	4.25	1.7	12,386,675	2,066,003
16	United Technologies Corporation		Carrollton (Dallas)	TX	2010	100.0%	184,317	1,570,000	8.52	4.3	17,740,000	9,276,421
17	FedEx Ground Package System, Inc.		Spring (Houston)	TX	2014	100.0%	181,176	1,543,000	8.52	10.0	19,226,108	10,236,317
18	Carlisle Tire & Wheel Company		Edwardsville (Kansas City)	KS	2003	100.0%	179,280	761,000	4.24	3.7	7,225,401	1,356,358
19	FedEx Ground Package System, Inc.		Ft. Mill (Charlotte, NC)	SC	2010	100.0%	176,939	1,414,000	7.99	9.1	15,413,307	2,972,570
20	FedEx Ground Package System, Inc.		Livonia (Detroit)	MI	2013	100.0%	172,005	1,194,000	6.94	7.5	13,700,000	8,609,540
21	Home Depot USA, Inc.		Montgomery (Chicago)	IL	2004	100.0%	171,200	955,000	5.58	5.8	11,298,367	-0-
22	FedEx Ground Package System, Inc.		Tampa	FL	2004	100.0%	170,779	1,488,000	8.71	9.8	18,442,815	7,953,829
23	Charlotte Pipe and Foundry Company		Monroe	NC	2001	100.0%	160,000	571,000	3.57	2.8	5,500,697	912,017
24	Vacant	(C)	Fayetteville	NC	1997	-0-	148,000	278,000	na	na	4,870,749	-0-
25	FedEx Ground Package System, Inc.		Beltsville (Washington, DC)	MD	2001	100.0%	144,523	1,426,000	9.87	3.8	14,458,484	6,061,132
26	FedEx Ground Package System, Inc.		Cocoa	FL	2008	100.0%	144,138	1,086,000	7.53	10.0	14,015,881	5,646,188
27	FedEx Ground Package System, Inc.		El Paso	TX	2006	100.0%	143,619	1,046,000	7.28	9.0	11,232,648	3,943,617
28	FedEx Ground Package System, Inc.		Cudahy (Milwaukee)	WI	2001	100.0%	139,564	901,000	6.46	2.8	9,373,672	-0-
29	FedEx Ground Package System, Inc.		Richfield (Cleveland)	OH	2006	100.0%	131,152	1,459,000	11.12	10.0	16,527,187	3,733,511
30	FedEx Ground Package System, Inc.		Wheeling (Chicago)	IL	2003	100.0%	123,000	1,386,000	11.27	2.7	18,537,652	3,927,826
31	FedEx Ground Package System, Inc.		Altoona	PA	2014	100.0%	122,522	651,000	5.31	8.9	8,990,000	4,722,377
32	FedEx Ground Package System, Inc.		Oklahoma City	OK	2012	100.0%	119,912	713,000	5.95	7.5	9,604,165	5,305,575
33	FedEx Ground Package System, Inc.		Edinburg	TX	2011	100.0%	113,582	598,000	5.26	6.9	7,438,483	4,019,887
34	FedEx Corporation		Mechanicsville (Richmond)	VA	2001	100.0%	112,799	541,000	4.80	8.6	7,732,315	-0-
35	FedEx Corporation		Orlando	FL	2008	100.0%	110,638	666,000	6.02	3.2	8,541,237	4,784,769
36	Vacant	(C)	Winston-Salem	NC	2002	-0-	106,507	133,000	na	na	6,922,086	-0-
37	FedEx Ground Package System, Inc.		Cheektowaga (Buffalo)	NY	2000	100.0%	104,981	966,000	9.20	4.9	10,960,823	915,321
38	FedEx Ground Package System, Inc.		West Chester Twp (Cincinnati)	OH	1999	100.0%	103,818	520,000	5.01	8.9	5,728,690	2,523,655
39	FedEx Ground Package System, Inc.		Roanoke	VA	2013	100.0%	103,402	755,000	7.30	8.6	10,200,000	6,179,173
40	FedEx Ground Package System, Inc.		Waco	TX	2012	100.0%	102,594	659,000	6.42	7.7	8,733,000	5,313,941
41	Pittsburgh Glass Works LLC		O' Fallon (St. Louis)	MO	1994	100.0%	102,135	427,000	4.18	0.7	3,928,456	-0-
42	FedEx Ground Package System, Inc.		Green Bay	WI	2013	100.0%	99,102	468,000	4.72	8.7	6,570,000	3,832,781
43	Holland 1916 Inc.		Liberty (Kansas City)	MO	1998	100.0%	95,898	333,000	3.47	4.8	7,371,118	-0-
44	FedEx Corporation		Jacksonville	FL	1999	100.0%	95,883	518,000	5.40	4.7	6,229,421	2,007,872
45	FedEx Corporation		Tampa	FL	2006	100.0%	95,662	603,000	6.30	3.0	7,565,717	4,351,880
46	FedEx Ground Package System, Inc.		Hanahan (Charleston)	SC	2005	100.0%	91,776	675,000	7.35	3.8	7,614,653	1,599,992
47	National Oilwell Varco, Inc.		Houston	TX	2010	100.0%	91,295	737,000	8.07	8.0	8,080,828	3,911,783
48	FedEx Corporation		Omaha	NE	1999	100.0%	89,115	446,000	5.00	9.1	5,929,890	-0-
49	Joseph T. Ryerson and Son, Inc.		Elgin (Chicago)	IL	2002	100.0%	89,052	506,000	5.68	2.3	6,896,644	1,306,487
50	FedEx Ground Package System, Inc.		Ft. Myers	FL	2003	100.0%	87,500	427,000	4.88	2.1	5,017,447	-0-

Fourth Quarter FY 2014 & FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 16 of 21

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Property Table
(unaudited)								Rent Per
				Fiscal Year		Square	Annual	Sq. Ft.	Lease Exp.	Undepreciated	Mortgage
No	Tenant	City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Term in Years	Cost	Balance
51	CHEP USA, Inc.	Roanoke	VA	2007	100.0%	83,000	472,000	5.69	10.3	7,464,795	3,101,629
52	FedEx Corporation	Bedford Heights (Cleveland)	OH	2007	100.0%	82,269	408,000	4.96	3.9	6,775,141	3,029,464
53	RGH Enterprises, Inc.	Halfmoon (Albany)	NY	2012	100.0%	75,000	584,000	7.79	7.2	5,525,600	3,981,931
54	FedEx Ground Package System, Inc.	Huntsville	AL	2005	100.0%	73,712	412,000	5.59	7.9	4,751,741	1,176,143
55	FedEx Corporation	Schaumburg (Chicago)	IL	1997	100.0%	73,500	515,000	7.01	2.5	4,967,639	-0-
56	FedEx Corporation	Romulus (Detroit)	MI	1998	100.0%	71,933	370,000	5.14	6.7	4,483,613	2,455,862
57	FedEx Ground Package System, Inc.	Denver	CO	2005	100.0%	69,865	564,000	8.07	3.8	6,354,051	1,631,613
58	Tampa Bay Grand Prix	Tampa	FL	2005	100.0%	68,385	281,000	4.11	6.0	5,651,066	2,250,952
59	FedEx Ground Package System, Inc.	Colorado Springs	CO	2006	100.0%	68,370	644,000	9.42	4.0	7,195,115	1,857,423
60	Sherwin-Williams Company	Rockford	IL	2011	100.0%	66,387	473,000	7.12	9.3	5,540,000	-0-
61	Kellogg Sales Company	Kansas City	MO	2007	100.0%	65,067	350,000	5.38	0.8	4,748,374	2,513,863
62	Various Tenants at Retail Shopping Center	Somerset	NJ	1970	84.0%	64,138	202,000	3.75	-0-	2,512,671	-0-
63	FedEx Corporation	Chattanooga	TN	2007	100.0%	60,637	311,000	5.13	3.1	4,971,161	1,985,155
64	SOFIVE, Inc.	Carlstadt (New York, NY)	NJ	2001	100.0%	60,400	504,000	8.34	10.3	4,838,592	2,184,584
65	FedEx Ground Package System, Inc.	Stewartsville (Rochester)	MN	2013	100.0%	60,398	372,000	6.16	8.7	5,220,000	3,071,475
66	United Technologies Corporation	Richmond	VA	2004	100.0%	60,000	308,000	5.13	1.7	4,741,005	-0-
67	Vacant	White Bear Lake (Minneapolis/St. Paul)	MN	2001	-0-	59,425	-0-	na	na	5,157,126	-0-
68	FedEx Ground Package System, Inc.	Augusta	GA	2005	100.0%	59,358	477,000	8.04	3.8	5,328,873	1,163,840
69	Kellogg Sales Company	Newington (Hartford)	CT	2001	100.0%	54,812	332,000	6.06	2.4	3,463,824	-0-
70	Siemens Real Estate (A division of Siemens Corporation)	Lebanon (Cincinnati)	OH	2012	100.0%	51,130	462,000	9.04	4.6	4,416,000	2,793,854
71	Kellogg Sales Company	Orangeburg (New York)	NY	1993	100.0%	50,400	336,000	6.67	3.4	3,798,875	-0-
72	FedEx Corporation	Charlottesville	VA	1999	100.0%	48,064	329,000	6.85	2.9	4,344,037	-0-
73	The American Bottling Company (A subsidiary of Dr Pepper Snapple Group, Inc.)	Tulsa	OK	2014	100.0%	46,240	253,000	5.47	9.4	3,700,000	2,161,318
74	FedEx Ground Package System, Inc.	Corpus Christi	TX	2012	100.0%	46,253	455,000	9.84	6.9	4,764,500	2,653,571
75	Coca-Cola Enterprises, Inc.	Topeka	KS	2009	100.0%	40,000	332,000	8.30	7.0	3,679,843	1,804,560
76	Keystone Automotive Industries MN, Inc.	Urbandale (Des Moines)	IA	1994	100.0%	36,270	137,000	3.78	2.5	2,161,895	-0-
77	FedEx Corporation	Richland (Jackson)	MS	1994	100.0%	36,000	121,000	3.36	9.5	1,900,691	-0-
78	FedEx Corporation	Punta Gorda	FL	2007	100.0%	34,624	304,000	8.78	2.8	4,104,915	2,224,495
79	FedEx Corporation	Lakeland	FL	2006	100.0%	32,105	155,000	4.83	3.2	1,966,211	-0-
80	FedEx Corporation	Augusta	GA	2006	100.0%	30,184	121,000	4.01	8.2	1,940,182	-0-
81	Graybar Electric Company	Ridgeland (Jackson)	MS	1993	100.0%	26,340	109,000	4.14	4.8	1,850,794	-0-
82	Sherwin-Williams Company	Burr Ridge (Chicago)	IL	1997	100.0%	12,500	160,000	12.80	7.1	1,684,202	-0-
	Total as of 9/30/2014				95.9%	11,206,598	$59,680,000	$5.51	6.7	(A) $743,703,710	$287,796,006

	Acquisitions Subsequent to 9/30/2014
83	FedEx Ground Package System, Inc.	Lindale (Tyler)	TX	2015	100.0%	163,378	$725,000	$4.44	9.8	$9,930,000	7,000,000
84	FedEx Ground Package System, Inc.	Sauget (St. Louis, MO)	IL	2015	100.0%	198,773	1,036,000	5.21	14.7	15,200,000	10,660,000
85	BE Aerospace, Inc.	Rockford	IL	2015	100.0%	38,833	359,000	9.24	12.7	5,100,000	-0-
86	Bunzl Distribution Midcentral, Inc.	Kansas City	MO	2015	100.0%	158,417	736,000	4.65	7.0	9,600,000	7,226,828
	Pro Forma Total				96.1%	11,765,999	$62,536,000	$5.49	6.9	(A) $783,533,710	$312,682,834

(A) Does not include $223,702 of vacant land and corporate office leasehold improvements not associated with a specific tenant.

(B) Both tenants occupy one property.

(C) Includes rental revenue from properties during Fiscal 2014 prior to becoming vacant.

Fourth Quarter FY 2014 & FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 17 of 21

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Definitions

Investors and analysts following the real estate industry utilize funds from operations ("FFO"), core funds from operations ("Core FFO"), net operating income ("NOI"), same store NOI, same store cash NOI, earnings before interest, taxes, depreciation and amortization ("EBITDA") and adjusted funds from operations ("AFFO"), variously defined, as supplemental performance measures. While the Company believes net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, it considers NOI, Same Store NOI, Same Store Cash NOI, EBITDA, FFO, Core FFO and AFFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. Core FFO reflects the same assumptions as FFO except that is also adjusts for the effects of acquisitions costs. NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a tool to further evaluate the ability to fund dividends. In addition, NOI, Same Store NOI, Same Store Cash NOI, EBITDA, FFO, Core FFO and AFFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value.

As used herein, the Company calculates FFO, as defined by The National Association of Real Estate Investment Trusts (NAREIT), to be equal to net income (loss) applicable to common shareholders, as defined by U.S. GAAP, excluding extraordinary items as defined by U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. FFO includes gains and losses realized on securities investments.

Core FFO is calculated as FFO plus acquisition costs.

NOI is calculated as recurring revenues of the Company, less property expenses such as real estate taxes, repairs and maintenance, property management, utilities, insurance and other expenses. NOI excludes realized gains (losses) on securities transactions.

Same Store NOI is the NOI of all properties owned during all periods presented, excluding any properties that were acquired, expanded or vacant during any time during the periods presented.

Same Store Cash NOI is the Same Store NOI adjusted to exclude the effects of the U.S. GAAP straight line rent adjustment for the properties included in the Same Store NOI calculation.

EBITDA is calculated as NOI, less general and administrative expenses, less NOI from discontinued operations, plus interest and dividend income.

AFFO is calculated as EBITDA, minus lease termination income, minus U.S. GAAP interest expense, minus preferred stock dividends, minus recurring capital expenditures and U.S. GAAP straight line rent adjustment, plus stock option expense. AFFO excludes realized gains (losses) on securities transactions.

NOI, Same Store NOI, Same Store Cash NOI, EBITDA, FFO, Core FFO and AFFO do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. NOI, Same Store NOI, Same Store Cash NOI, EBITDA, FFO, Core FFO and AFFO should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. NOI, Same Store NOI, Same Store Cash NOI, EBITDA, FFO, Core FFO and AFFO as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

Fourth Quarter FY 2014 & FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 18 of 21

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FOR IMMEDIATE RELEASE December 10, 2014

Contact: Susan Jordan

732-577-9996

MONMOUTH REAL ESTATE INVESTMENT CORPORATION REPORTS RESULTS FOR

THE FISCAL YEAR ENDED AND THE FOURTH QUARTER ENDED SEPTEMBER 30, 2014

FREEHOLD, NJ, December 10, 2014........ Monmouth Real Estate Investment Corporation (NYSE:MNR) reported Core Funds from Operations (Core FFO) of $28,977,000 or $0.58 per diluted share for the fiscal year ended September 30, 2014 as compared to $27,378,000 or $0.65 per diluted share for the fiscal year ended September 30, 2013. Adjusted Funds from Operations (AFFO), for the fiscal year ended September 30, 2014 was $25,801,000 or $0.52 per diluted share versus $19,522,000 or $0.46 per diluted share for the fiscal year ended September 30, 2013.

Core FFO for the three months ended September 30, 2014 was $7,539,000 or $0.13 per diluted share as compared to $5,409,000 or $0.12 per diluted share for the three months ended September 30, 2013. AFFO for the three months ended September 30, 2014 was $6,721,000 or $0.12 per diluted share versus $5,347,000 or $0.12 per diluted share for the three months ended September 30, 2013.

A summary of significant financial information for the three and twelve months ended September 30, 2014 and 2013 is as follows:

	Three Months Ended September 30,
	2014	2013
Rental Revenue	$14,473,000	$12,121,000
Reimbursement Revenue	$2,453,000	$2,299,000
Lease Termination Income	$-0-	$-0-
Net Operating Income (NOI) (1)	$13,949,000	$11,657,000
Total Expenses	$9,346,000	$8,003,000
Interest and Dividend Income	$1,005,000	$914,000
Gain on Sale of Securities Transactions, net	$684,000	$157,000
Income from Continuing Operations	$5,204,000	$3,864,000
Income from Discontinued Operations	$-0-	$-0-
Net Income Attributable to Common Shareholders	$3,053,000	$1,712,000
Net Income Attributable to Common Shareholders Per Diluted Common Share	$0.06	$0.03
Core FFO (1)	$7,539,000	$5,409,000
Core FFO per Diluted Common Share (1)	$0.13	$0.12
AFFO (1)	$6,721,000	$5,347,000
AFFO per Diluted Common Share (1)	$0.12	$0.12

Weighted Avg. Diluted Common Shares Outstanding	56,754,000	43,893,000

	Twelve Months Ended September 30,
	2014	2013
Rental Revenue	$55,512,000	$46,880,000
Reimbursement Revenue	$9,160,000	$7,727,000
Lease Termination Income	$1,183,000	$691,000
Net Operating Income (NOI) (1)	$53,355,000	$45,378,000
Total Expenses	$35,229,000	$29,609,000
Interest and Dividend Income	$3,883,000	$3,886,000
Gain on Sale of Securities Transactions, net	$2,167,000	$7,133,000
Income from Continuing Operations	$19,845,000	$21,104,000
Income from Discontinued Operations	$-0-	$292,000
Net Income Attributable to Common Shareholders	$11,238,000	$12,788,000
Net Income Attributable to Common Shareholders Per Diluted Common Share	$0.23	$0.30
Core FFO (1)	$28,977,000	$27,378,000
Core FFO per Diluted Common Share (1)	$0.58	$0.65
AFFO (1)	$25,801,000	$19,522,000
AFFO per Diluted Common Share (1)	$0.52	$0.46

Weighted Avg. Diluted Common Shares Outstanding	49,925,000	42,432,000

Fourth Quarter FY 2014 & FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 19 of 21

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A summary of significant balance sheet information as of September 30, 2014 and September 30, 2013 is as follows:

	September 30, 2014	September 30, 2013
Net Real Estate Investments	$636,923,000	$536,799,000
Securities Available for Sale at Fair Value	$59,311,000	$45,452,000
Total Assets	$743,757,000	$617,241,000
Mortgage Notes Payable	$287,796,000	$250,093,000
Loans Payable	$25,200,000	$22,200,000
Total Shareholders’ Equity	$420,631,000	$335,915,000

Michael P. Landy, President and CEO, commented on the results for the fiscal year 2014,

“Monmouth continued to successfully grow our high quality portfolio and build long-term value for our shareholders. During the year, the Company accomplished the following:

•	Acquired 1.5 million square feet of high quality industrial space at an aggregate cost of $97.6 million resulting in a 17% increase in our gross leasable area
•	Completed seven property expansions totaling $23.2 million and is in the process of completing several additional expansions
•	Re-leased 291,000 square feet including 230,000 square feet in lease renewals, representing 66% of fiscal 2014 lease expirations
•	Maintained an industrial sector leading occupancy rate of 95.9%
•	Raised approximately $65.1 million in net proceeds through a public offering of 8.1 million shares of the Company’s Common Stock
•	Raised approximately $38.1 million in equity through the DRIP
•	Increased our total market capitalization 27% to $1.0 billion at fiscal yearend
•	Increased Net Operating Income 18% to $53.4 million
•	Generated AFFO per share growth of 13%
•	Entered into commitments to acquire an additional 3.8 million square feet of high quality industrial space in fiscal 2015 and fiscal 2016, of which 600,000 square feet has been acquired thus far in fiscal 2015
•	Outperformed the broad REIT market by generating an 18.7% total return versus a 13.3% total return for the RMS.”

Mr. Landy stated, “Our business model of investing in net-leased industrial properties on long-term leases to investment grade tenants continued to deliver strong performance. AFFO for the full fiscal year increased by 13%, from $0.46 per share last year to $0.52 this year. During fiscal 2014 we continued to keep our properties well leased and ended the year with an occupancy rate of 95.9%.”

“Over the course of fiscal 2014, we acquired approximately 1.5 million square feet of high quality industrial space at an aggregate cost of $97.6 million, representing a 17% increase in our gross leasable area. In keeping with our long-term business plan, this growth was achieved by purchasing well-located, new built-to-suit buildings, leased to strong credit tenants.”

“Subsequent to yearend, the Company acquired four new built-to-suit properties containing a total of 559,000 square feet for a total of $40.3 million. This brings our current portfolio to a total of 86 properties containing 11.8 million rentable square feet, geographically diversified across 28 states.”

“We are very excited about our best in class acquisition pipeline, which now contains nine new build-to-suit properties consisting of 3.2 million square feet, representing $266 million in total acquisitions scheduled to close over the next several quarters.”

Monmouth Real Estate Investment Corporation will host its Fourth Quarter and Fiscal Year-End 2014 Financial Results Webcast and Conference Call. Senior management will discuss the results, current market conditions and future outlook on Thursday, December 11, 2014 at 10:00 a.m. Eastern Time.

The Company’s Fourth Quarter and Fiscal Year-End 2014 financial results being released herein will be available on the Company’s website at www.mreic.com in the “Financial Filings” section.

To participate in the Webcast, select the microphone icon in the Webcast section of the Company’s homepage on the Company’s website at www.mreic.com. Interested parties can also participate via conference call by calling toll free 877-510-5852 (domestically) or 412-902-4138 (internationally).

Fourth Quarter FY 2014 & FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 20 of 21

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The replay of the conference call will be available at 12:00 p.m. Eastern Time on Thursday, December 11, 2014. It will be available until February 1, 2015, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10052024. A transcript of the call and the webcast replay will be available at the Company’s website, www.mreic.com.

Monmouth Real Estate Investment Corporation, founded in 1968 and one of the oldest public equity REITs in the U.S., specializes in net-leased industrial properties subject to long-term leases primarily to investment grade tenants. The Company is a fully integrated and self-managed real estate company, whose property portfolio consists of eighty-six properties located in twenty-eight states, containing a total of approximately 11.8 million rentable square feet. In addition, the Company owns a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Notes:

(1) Non-U.S. GAAP Information: FFO is defined by the National Association of Real Estate Investment Trusts ("NAREIT") as net income applicable to common shareholders, excluding gains or losses from sales of depreciable assets, plus real estate-related depreciation and amortization. We define Core FFO as FFO plus acquisition costs. We define AFFO as Core FFO excluding lease termination income, gains or losses on securities transactions, stock based compensation expense, amortization of deferred financing and deferred leasing costs, recurring capital expenditures and straight-line rent adjustments. We define NOI as recurring rental and reimbursement revenues less real estate and other operating expenses. FFO, Core FFO and AFFO per diluted common share are defined as FFO, Core FFO and AFFO divided by weighted average diluted common shares outstanding. FFO, Core FFO and AFFO per diluted common share, as well as NOI, should be considered as supplemental measures of operating performance used by real estate investment trusts (REITs). FFO, Core FFO and AFFO per diluted common share exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have different cost basis. The items excluded from FFO, Core FFO and AFFO per diluted common share are significant components in understanding the Company’s financial performance.

FFO, Core FFO and AFFO per diluted common share (A) do not represent cash flow from operations as defined by accounting principles generally accepted in the United States of America; (B) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (C) are not alternatives to cash flow as a measure of liquidity. FFO, Core FFO and AFFO per diluted common share, as well as NOI, as calculated by the Company, may not be comparable to similarly titled measures reported by other REITs.

The Company’s FFO and Core FFO for the three and twelve months ended September 30, 2014 and 2013 are calculated as follows:

	Three Months Ended		Twelve Months Ended
	9/30/2014	9/30/2013	9/30/2014	9/30/2013
Net Income Attributable to Common Shareholders	$3,053,000	$1,712,000	$11,238,000	$12,788,000
Depreciation Expense (including Discontinued Operations)	4,129,000	3,281,000	15,909,000	12,877,000
Amortization of Intangible Assets	338,000	361,000	1,348,000	1,544,000
Gain on Sale of Investment Property	-0-	-0-	-0-	(346,000)
FFO Attributable to Common Shareholders	7,520,000	5,354,000	28,495,000	26,863,000
Acquisition Costs	19,000	55,000	482,000	515,000
Core FFO Attributable to Common Shareholders	$7,539,000	$5,409,000	$28,977,000	$27,378,000

The Company’s Core FFO, excluding the net Gain on Securities Transactions for the three and twelve months ended September 30, 2014 and 2013 are calculated as follows:

	Three Months Ended		Twelve Months Ended
	9/30/2014	9/30/2013	9/30/2014	9/30/2013
Core FFO Attributable to Common Shareholders	$7,539,000	$5,409,000	$28,977,000	$27,378,000
Less: Gain on Sale of Securities Transactions, net	684,000	157,000	2,167,000	7,133,000
Core FFO, excluding net Gain on Sale of Securities Transactions Attributable to Common Shareholders	$6,855,000	$5,252,000	$26,810,000	$20,245,000

The following are the Cash Flows provided (used) by Operating, Investing and Financing Activities for the twelve months ended September 30, 2014 and 2013:

	Twelve Months Ended
	09/30/2014	09/30/2013

Operating Activities	$34,775,000	$27,515,000
Investing Activities	(131,794,000)	(60,351,000)
Financing Activities	105,090,000	20,589,000

# # # # #

Fourth Quarter FY 2014 & FY 2014 Supplemental of Monmouth Real Estate Investment Corp. Page 21 of 21